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                                                                    Exhibit 10.2

                           CERTIFICATE OF AMENDMENT
                                    OF THE
                        1999 DIRECTOR STOCK OPTION PLAN
                                      OF
                               SYMMETRICOM, INC.

         The undersigned, Thomas W. Steipp and William Slater, do hereby certify:

         1. They are the duly elected and acting Chief Executive Officer and Secretary, respectively, of Symmetricom, Inc., a California corporation (the "Corporation").

         2. Section 4(a)(iii) of the 1999 Director Stock Option Plan of the Corporation is amended to read as follows:

               "(iii) On January I of each year, each Outside Director shall be automatically granted an Option (a "Subsequent Option") to purchase 10,000 Shares or a pro rata share of the 10,000 Shares based on the time period between the Director's start date and January I as a percentage of twelve months, provided he or she is then an Outside Director and if as of such date, he or she shall have served on the Board for at least the preceding six (6) months."

         3. The foregoing amendment of the 1999 Director Stock Option Plan has been duly approved by the board of directors.

         4. The foregoing amendment of the 1999 Director Stock Option Plan has been duly approved by the required vote of the shareholders. The total number of outstanding shares of the Corporation entitled to vote with respect to the amendment is 23,306,217 shares of Common Stock. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was a majority of the outstanding shares of Common Stock.

         We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Dated: October 31, 2000



                                  /s/ Thomas Steipp
                                  ---------------------------------------------
                                  Thomas W. Steipp, Chief Executive Officer




                                  /s/ William Slater
                                  ---------------------------------------------
                                  William Slater, Secretary